UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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Form 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29th, 2012

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Commission File Number 333-171148

LYONS LIQUORS INC.

(Exact name of small business issuer as specified in its charter)

Nevada	27-1656207
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Registrant’s telephone number, including area code: (941) 932-8234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8

Other Events

Item 8.01

Other Events

On August 28th, 2012, the Registrant’s common stock became DTC Eligible. The OTCBB trading symbol for the Registrant’s common stock is: LYON

Exhibits

No. Exhibits

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None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Lyons Liquors, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2012

LYONS LIQUORS, INC.

By: /s/ Shefali Vibhakar

Shefali Vibhakar

President